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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT



                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934




                            OCTOBER 24, 2001

                             Date of Report
                    (Date of earliest event reported)

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                       Commission File No. 0-29164




                     TRI-NATIONAL DEVELOPMENT CORP.

             (Name of Small Business Issuer in its charter)




        WYOMING                                       33-0741573

(State of Incorporation)                      (I.R.S. Identification No.)



                    480 CAMINO DEL RIO S., SUITE 140
                       SAN DIEGO, CALIFORNIA 92108

      (Address of principal executive offices, including zip code)



                             (619) 718-6370

          (Registrant's telephone number, including area code)


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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

On October 23, 2001, Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court in San Diego, California. The filing is intended to allow Registrant to remain in possession of its assets and properties, and Registrant's existing directors and officers will continue to oversee operation of Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

A copy of Registrant's press release dated October 24, 2001 announcing the filing is attached as an exhibit hereto and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

     The following exhibit is filed herewith:

     99.1      Press Release dated October 24, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 2001

TRI-NATIONAL DEVELOPMENT CORP.
(Registrant)


By:  Michael A. Sunstein,
     President, Chief Executive Officer
     and Chairman of the Board



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